UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2006

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)	75001 (Zip code)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
     Attached hereto is a copy of a news release dated July 14, 2006 announcing the commencement of a cash tender offer and related consent solicitation for the outstanding 10% Senior Subordinated Notes due 2011.
Item 9.01(c). EXHIBITS
     99.1     News Release issued by the Company July 14, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: July 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release issued by the Company July 14, 2006.